As filed with the Securities and Exchange Commission on March 16, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

GLOBAL PAYMENTS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Vote by Internet
• Go to www.envisionreports.com/GPN
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

Global Payments Inc. Annual Shareholder Meeting to be Held on April 27, 2018

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholder meeting are available on the internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual shareholder meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/GPN to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 13, 2018 to facilitate timely delivery. You will not otherwise receive a paper or email copy.

02QU8B

The Global Payments Inc. Annual Shareholder Meeting will be held on April 27, 2018 at 3550 Lenox Road, Atlanta, Georgia 30326, at 9:30 a.m. Eastern Daylight Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1.	Elect the following three directors nominated by the Board of Directors:

01 William I Jacobs, Class III            02 Robert H. B. Baldwin, Jr., Class III            03 Alan M. Silberstein, Class III

2.	To approve, on an advisory basis, the compensation of our named executive officers for 2017.
3.	To ratify the reappointment of Deloitte & Touche LLP as the company’s independent public accountants.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Global Payments Inc. Annual Shareholder Meeting

Global Payments Inc.

3550 Lenox Road

Atlanta, GA 30326

770.829.8000

Using GA 400 North to Connector State Road 141/Lenox Road

NE. Take Exit 2 from GA-400 S. Merge onto Connector State

Road 141/Lenox Road NE.

Using GA 400 S/US 195S, follow GA-400 S, take Exit 2. Merge

onto Connector State Road 141/Lenox Road NE.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the internet, email or telephone options below.

Email copies: Current and future email delivery requests must be submitted via the internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
g

Internet – Go to www.envisionreports.com/GPN. Click “Cast Your Vote” or “Request Materials”. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g

Email – Send an email to investorvote@computershare.com with “Proxy Materials for Global Payments Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side of the notice, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 13, 2018.
g	Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

02QU8B

Control Number:

To:

Your Global Payments Inc. proxy statement and annual report are now available online, and you may now vote your shares for the 2018 Annual Shareholder Meeting.

To view the proxy statement and annual report, please visit www.envisionreports.com/GPN.

To cast your vote, please visit www.envisionreports.com/GPN and follow the on-screen instructions. You will be prompted to enter your Control Number provided above in this email to access this voting site. Note that votes submitted through this site must be received by 11:59 p.m. on April 26, 2018.

Thank you for viewing the 2018 Global Payments Inc. Annual Meeting Materials and for submitting your vote.

Notice of Annual Shareholder Meeting

Global Payments Inc.’s 2018 Annual Shareholder Meeting will be held on April 27, 2018, at 3550 Lenox Road, Atlanta, Georgia 30326, at 9:30 a.m., Eastern Standard Time. We look forward to your attendance either in person or by proxy. At this year’s Annual

Meeting, the agenda includes: (1) the election of directors; (2) an advisory vote to approve the Global Payments Inc.’s executive compensation; and (3) the ratification of Global Payments Inc.’s auditor for 2018. The Board of Directors recommends that you vote FOR all of the director nominees, and FOR Proposals (2) and (3). Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting.

Order a Free Paper or Email Copy of the Proxy Materials

Internet – Go to www.envisionreports.com/GPN. Click “Cast Your Vote” or “Request Materials”. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

Email – Send an email message to investorvote@computershare.com with “Proxy Materials for Global Payments Inc.” in the subject line. Include your full name and address in the body of the message plus the Control Number listed above, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 13, 2018.

YOUR VOTE IS IMPORTANT, PLEASE VOTE!

Registered shareholders may unsubscribe to email notifications at any time by changing their elections at Investor Center by simply clicking on “eDelivery Options” and updating their accounts.

Questions? For additional assistance regarding your account please visit www.computershare.com/ContactUs where you will find useful FAQs, phone numbers and our secure online contact form.

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